EXHIBIT 10.01

                 PROMISSORY NOTE CONVERSION AND GENERAL RELEASE


         This Promissory Note Conversion Agreement and General Release ("Agreement") is made and entered into this 28th day of February, 2002 by and between Digital Creative Development Corporation, a Utah corporation ("Note Holder"), and International Microcomputer Software, Inc., a California corporation ("IMSI").

         WHEREAS, Note Holder and IMSI entered into that certain Agreement and Plan of Merger dated August 31, 2001 (the "Merger Agreement");

         WHEREAS, pursuant to the Merger Agreement, Note Holder acquired all of the rights of the lender under, and became the holder of, a Promissory Note originally entered into between Union Bank of California and IMSI, in the principal sum of $3,580,000 (the "Note");

         WHEREAS, Note Holder and IMSI have entered into that certain Mutual Termination Agreement and Release of even date herewith, pursuant to which Note Holder and IMSI have agreed to terminate the merger contemplated by the Merger Agreement;

         WHEREAS, Note Holder is currently owed the principal amount of $3,580,000 by IMSI under the terms of the Note;

         WHEREAS, Note Holder and IMSI wish to cancel the Note and in exchange therefore IMSI shall issue to Note Holder cash and shares of common stock of IMSI and terminate all remaining outstanding obligations of IMSI under the Note;

         NOW THEREFORE, in consideration of the premises, mutual covenants, understandings and agreements contained in this Agreement and other good and valuable consideration received pursuant hereto, and to settle all of the parties' claims against each other, it is hereby agreed by and among the parties as follows:

          1.Conversion of Note. Effective as of the date of this Agreement, all of the outstanding principal and accrued interest under the Note shall be converted into 9,000,000 shares of Common Stock of IMSI (the Shares), plus cash in the amount of $250,000, to be paid to Note Holder in monthly installments over 15 months in the amount $10,000 per month for the first five installments, with the first installment due on March 1, 2002, and $20,000 per month for the sixth through fifteenth monthly installment. Contemporaneously with the execution of this Agreement, Note Holder shall deliver the Note to the Company for conversion, such conversion to be effective upon the date of this Agreement.

     2.Registration Rights. IMSI shall use its best efforts to prepare and file a registration statement registering 2,000,000 of the Shares (the Demand Shares) with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, within 30 days of the date hereof and cause such registration as soon as possible, but no later than 120 days from the date hereof. IMSI agrees and acknowledges that Note Holder shall have ordinary and customary piggyback registration rights with respect to the remaining 7,000,000 of the Shares (the Piggyback Shares), such that IMSI agrees to register the Piggyback Shares on any appropriate registration statement it files with the Securities and Exchange Commission other than on Forms S-4 or S-8 or any successor form.

     3. Right of First Refusal. In the event Note Holder desires to offer any or all of the Demand Shares to a third party, it shall first offer in writing to sell such Demand Shares to IMSI at the price offered by the third party. Each such offer shall be in writing setting forth the proposed terms and conditions and shall be delivered by certified mail to IMSI, which shall have a period of 45 days from the date of the mailing of such offer within which to accept.

     4. Representations of Note Holder. Note Holder represents and warrants to IMSI as follows:

     (a)  Authorization.  All  action  on the part of the Note  Holder  and,  if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. The Note Holder has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

     (b) Acquisition for Investment. The Note Holder is acquiring the Shares hereunder for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended.

     (c) Accredited Investor. The Note Holder certifies and represents to IMSI that at the time the Note Holder acquires any of the Shares, the Note Holder will be an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Shares. The Note Holder's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. The Note Holder has been afforded the opportunity to ask questions of and receive answers from the management of IMSI concerning this investment and has sufficient knowledge and experience in investing in companies similar to IMSI in terms of IMSI's stage of development so as to be able to evaluate the risks and merits of its investment in IMSI.

     (d) No Registration. The Note Holder understands that the Shares and the securities that make up the Shares have not been registered under the Securities Act, by reason of their issuance by IMSI in a transaction exempt from the registration requirements of the Securities Act, and that the Shares must continue to be held by the Note Holder unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Note Holder understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

     (e) No Conflict. The execution and delivery of this Agreement by the Note Holder and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default by the Note Holder (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of the Note Holder or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Note Holder or its properties or assets.


     (f) No Assignment. Note Holder has not assigned or in any other way conveyed, transferred or encumbered all or any portion of the claims or rights covered by this Agreement. Note Holder executes this Agreement voluntarily, after consultation with counsel, and with full knowledge of its significance.

     5. Representations of IMSI. IMSI represents and warrants to Note Holder as follows:

     (a) Authorization. All action on the part of IMSI and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. IMSI has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

     (b) No Conflict. The execution and delivery of this Agreement by IMSI and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default by IMSI (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of IMSI or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to IMSI or its properties or assets.

     (c) No Assignment. IMSI has not assigned or in any other way conveyed, transferred or encumbered all or any portion of the claims or rights covered by this Agreement.


     6. Legends. Each certificate representing any of the Shares shall be endorsed with the legend set forth below, and Note Holder covenants that, except to the extent such restrictions are waived by IMSI, it shall not transfer the Shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legend endorsed on such certificate:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE
         EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY IMSI, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IMSI THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT."

     7. Note Holder's General Release of Claims. As additional consideration for IMSI's issuance of the Shares, Note Holder hereby releases and forever discharges IMSI and its directors, officers, employees, attorneys, stockholders and agents, from all actions, and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, counterclaims and offsets of every character, known or unknown, direct and/or indirect, at law or in equity, of whatever kind or nature which have arisen or accrued through the date hereof, including, without limitation, those directly or indirectly arising out of or in any way connected with the sale of Shares through such date, and any rights of Note Holder under the Note or Merger Agreement except as set forth in the Mutual Termination Agreement and Release between the parties hereto of even date herewith.

Note Holder hereby waives all rights which it may have under the provisions of California Civil Code Section 1542, which reads as follows:


     A general release does not extend to claims Which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.



     Note Holder understands the statutory language of Section 1542 of the California Civil Code, and nevertheless elects to and hereby specifically releases all claims, whether known or unknown, as described above, and specifically waives any rights which he may have under said Civil Code Section.

         8.       Miscellaneous.

     (a) Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

     (b) Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

(c) Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

     (d) Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of one year, without regard to any investigation made by any party.

(e) Entire Agreement. This Agreement and the Mutual Termination Agreement and Release between the parties hereto of even date herewith constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by IMSI and the Note Holder.

     (f) Counterparts. This Agreement may be executed in a number of counterparts, each of which together, shall for all purposes constitute one Agreement, binding on all of the parties hereto, notwithstanding that all such parties have not signed the same counterpart.

     (g) Governing Law. The laws of California will govern this Agreement, its interpretation and construction, and all issues pertaining to it.

     (h) Binding Effect. This Agreement shall be binding upon and inure to the

(i)Severability. If any provision of this Agreement is invalid, illegal or unenforceable under any applicable statute or rule of law, it is to that extent to be deemed omitted. The remainder of the Agreement shall be valid and enforceable to the maximum extent possible.

IN WITNESS WHEREOF, the parties have
executed this Agreement as of the date first above written.

ACKNOWLEDGED AND AGREED:

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

By:_______________________________

Title:_______________________________
___/____/____
Signature Date

DIGITAL CREATIVE DEVELOPMENT CORPORATION

By: ______________________________

Title:____________________________
____/____/____
Signature Date